Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended September 30, 2022

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results - Consecutive Quarters	3
	- Global P&C Results - Consecutive Quarters	4
	- Summary Consolidated Balance Sheets	5
	- Line of Business	6
	- Consolidated Results by Segment	7 - 10

III.	Segment Results
	- North America Commercial P&C Insurance	11
	- North America Personal P&C Insurance	12
	- North America Agricultural Insurance	13
	- Overseas General Insurance	14
	- Global Reinsurance	15
	- Life Insurance	16
	- Corporate	17

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	18
	- Reinsurance Recoverable Analysis	19
	- Investment Portfolio	20 - 23
	- Net Realized and Unrealized Gains (Losses)	24 - 25
	- Debt and Capital	26
	- Computation of Basic and Diluted Earnings Per Share	27
	- Book Value and Book Value per Common Share	28

V.	Other Disclosures
	- Non-GAAP Financial Measures	29 - 35
	- Glossary	36

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended September 30			Constant $	Constant $	Nine months ended September 30			Constant $	Constant $
	2022	2021	% Change	2021	% Change	2022	2021	% Change	2021	% Change

Gross premiums written	$15,015	$13,055	15.0%	$12,748	17.8%	$39,566	$35,460	11.6%	$34,780	13.8%

Net premiums written	$12,020	$10,510	14.4%	$10,247	17.3%	$31,521	$28,718	9.8%	$28,126	12.1%

P&C net premiums written	$10,747	$9,901	8.5%	$9,660	11.2%	$29,091	$26,874	8.3%	$26,333	10.5%

Global P&C net premiums written	$9,024	$8,486	6.3%	$8,245	9.4%	$26,568	$24,764	7.3%	$24,223	9.7%

Net premiums earned	$11,535	$10,000	15.3%	$9,723	18.6%	$29,838	$27,034	10.4%	$26,452	12.8%

Net investment income	$979	$866	13.1%	$858	14.3%	$2,689	$2,613	2.9%	$2,595	3.7%

Adjusted net investment income	$1,054	$940	12.1%	$932	13.1%	$2,905	$2,815	3.2%	$2,797	3.9%

P&C underwriting income	$710	$617	15.0%	$574	23.6%	$3,434	$2,430	41.3%	$2,330	47.4%

P&C CAY underwriting income ex Cats	$1,646	$1,442	14.2%	$1,399	17.7%	$4,507	$3,775	19.4%	$3,683	22.4%

Core operating income	$1,331	$1,157	15.1%	$1,118	19.1%	$4,758	$3,920	21.4%	$3,830	24.2%

Net income	$812	$1,833	-55.7%			$4,001	$6,398	-37.5%

Operating cash flow	$3,432	$3,322				$8,592	$8,549

P&C combined ratio

Loss and loss expense ratio	69.6%	68.6%				62.0%	63.9%
Policy acquisition cost and administrative expense ratio	23.5%	24.8%				25.5%	26.5%

Combined ratio	93.1%	93.4%				87.5%	90.4%

P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	60.6%	60.1%				58.4%	58.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	23.4%	24.7%				25.3%	26.4%

CAY combined ratio ex Cats	84.0%	84.8%				83.7%	85.1%

Global P&C CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	56.1%	56.2%				56.2%	56.9%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.1%	27.9%				27.2%	27.9%

CAY combined ratio ex Cats	83.2%	84.1%				83.4%	84.8%

ROE	6.5%	12.3%				9.9%	14.4%
Core operating return on tangible equity (ROTE)	14.4%	12.6%				17.2%	14.6%
Core operating return on equity (ROE)	9.4%	8.2%				11.2%	9.4%

Effective tax rate	24.6%	10.7%				18.6%	12.0%
Core operating effective tax rate	19.3%	14.4%				17.9%	15.3%

Diluted earnings per share
Net income	$1.94	$4.18	-53.6%			$9.41	$14.33	-34.3%
Core operating income	$3.17	$2.64	20.1%			$11.20	$8.78	27.6%

Weighted average basic common shares outstanding	416.5	435.3				421.3	443.6
Weighted average diluted common shares outstanding	419.6	438.4				425.0	446.6

			% Change		% Change
	September 30	June 30	3Q-22 vs.	December 31	3Q-22 vs.
	2022	2022	2Q-22	2021	4Q-21

Book value per common share	$114.79	$123.46	-7.0%	$139.99	-18.0%
Tangible book value per common share	$65.91	$77.71	-15.2%	$94.38	-30.2%

Financial Highlights	Page 1

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

						YTD	YTD	Full Year
Consolidated Statements of Operations	3Q-22	2Q-22	1Q-22	4Q-21	3Q-21	2022	2021	2021

Gross premiums written	$15,015	$13,047	$11,504	$11,320	$13,055	$39,566	$35,460	$46,780
Net premiums written	12,020	10,302	9,199	9,150	10,510	31,521	28,718	37,868
Net premiums earned	11,535	9,557	8,746	9,321	10,000	29,838	27,034	36,355
Adjusted losses and loss expenses (1)	7,298	5,399	4,786	5,292	6,639	17,483	16,696	21,988
Realized (gains) losses on crop derivatives	19	(9)	(1)	-	10	9	8	8

Losses and loss expenses	7,279	5,408	4,787	5,292	6,629	17,474	16,688	21,980
Adjusted policy benefits (2)	553	177	176	199	175	906	508	707
Gains (losses) from fair value changes in separate account liabilities	67	18	31	3	24	116	5	8

Policy benefits	486	159	145	196	151	790	503	699
Policy acquisition costs	1,975	1,739	1,737	1,777	1,778	5,451	5,141	6,918
Administrative expenses	883	818	778	811	806	2,479	2,325	3,136
Adjusted net investment income (3)	1,054	950	901	904	940	2,905	2,815	3,719
Other (income) expense from private equity partnerships	(69)	(48)	(63)	(44)	(55)	(180)	(135)	(179)
Amortization expense of fair value adjustment on acquired invested assets	(6)	(14)	(16)	(17)	(19)	(36)	(67)	(84)

Net investment income	979	888	822	843	866	2,689	2,613	3,456
Adjusted realized gains (losses) (4)	(365)	(513)	100	319	(11)	(778)	841	1,160
Realized gains (losses) on crop derivatives	(19)	9	1	-	(10)	(9)	(8)	(8)

Net realized gains (losses)	(384)	(504)	101	319	(21)	(787)	833	1,152
Adjusted interest expense (5)	156	139	137	131	127	432	381	512
Amortization benefit of fair value adjustment on acquired long term debt	(6)	(5)	(5)	(5)	(5)	(16)	(15)	(20)

Interest expense	150	134	132	126	122	416	366	492
Gains (losses) from fair value changes in separate account assets	(67)	(18)	(31)	(3)	(24)	(116)	(5)	(8)
Net realized gains (losses) related to unconsolidated entities	(184)	(138)	267	280	725	(55)	1,854	2,134
Other income (expense) from private equity partnerships	69	48	63	44	55	180	135	179
Other income (expense) - operating	(6)	7	11	14	7	12	46	60

Other income (expense)	(188)	(101)	310	335	763	21	2,030	2,365
Amortization expense of purchased intangibles	69	71	71	71	71	211	216	287
Cigna integration expenses	23	3	-	-	-	26	-	-
Income tax expense	265	293	355	404	218	913	873	1,277

Net income	$812	$1,215	$1,974	$2,141	$1,833	$4,001	$6,398	$8,539

(1) Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.

(2) Adjusted policy benefits used throughout this report excludes gains and losses from fair value changes in separate account liabilities.

(3) Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets and includes income from private equity partnerships where we hold more than three percent ownership.

(4) Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives.

(5) Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

						YTD	YTD	Full Year
Chubb Limited P&C Underwriting Results	3Q-22	2Q-22	1Q-22	4Q-21	3Q-21	2022	2021	2021

P&C underwriting income (Including Corporate and excluding Life Insurance)
Gross premiums written	$13,663	$12,437	$10,885	$10,646	$12,409	$36,985	$33,507	$44,153
Net premiums written	10,747	9,731	8,613	8,517	9,901	29,091	26,874	35,391
Net premiums earned	10,286	9,010	8,195	8,708	9,411	27,491	25,245	33,953
Adjusted losses and loss expenses	7,163	5,251	4,632	5,114	6,460	17,046	16,134	21,248
Policy acquisition costs	1,704	1,588	1,586	1,603	1,610	4,878	4,603	6,206
Administrative expenses	709	730	694	725	724	2,133	2,078	2,803

P&C underwriting income	$710	$1,441	$1,283	$1,266	$617	$3,434	$2,430	$3,696

P&C CAY underwriting income ex Cats	$1,646	$1,485	$1,376	$1,396	$1,442	$4,507	$3,775	$5,171

% Change versus prior year period
Net premiums written	8.5%	9.0%	7.1%	9.6%	16.9%	8.3%	14.2%	13.0%
Net premiums earned	9.3%	9.8%	7.5%	11.8%	15.2%	8.9%	10.5%	10.8%

Net premiums written constant $	11.2%	11.0%	9.0%	9.3%	15.4%	10.5%	12.2%	11.5%
Net premiums earned constant $	12.3%	12.0%	9.1%	11.6%	13.7%	11.2%	8.6%	9.4%

P&C combined ratio
Loss and loss expense ratio	69.6%	58.3%	56.5%	58.7%	68.6%	62.0%	63.9%	62.6%
Policy acquisition cost ratio	16.6%	17.6%	19.3%	18.4%	17.1%	17.7%	18.3%	18.3%
Administrative expense ratio	6.9%	8.1%	8.5%	8.4%	7.7%	7.8%	8.2%	8.2%

Combined ratio	93.1%	84.0%	84.3%	85.5%	93.4%	87.5%	90.4%	89.1%

CAY P&C combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	60.6%	57.8%	56.3%	57.0%	60.1%	58.4%	58.7%	58.3%
CAY policy acquisition cost and administrative expense ratio ex Cats	23.4%	25.7%	27.2%	26.9%	24.7%	25.3%	26.4%	26.5%

CAY combined ratio ex Cats	84.0%	83.5%	83.5%	83.9%	84.8%	83.7%	85.1%	84.8%

Other ratios
Net premiums written/gross premiums written	79%	78%	79%	80%	80%	79%	80%	80%

Expense ratio	23.5%	25.7%	27.8%	26.8%	24.8%	25.5%	26.5%	26.5%
Expense ratio excluding A&H	21.6%	24.1%	26.2%	25.1%	23.1%	23.8%	24.8%	24.8%

Catastrophe reinstatement premiums collected - pre-tax	$55	$-	$-	$8	$12	$55	$2	$10
Catastrophe losses - pre-tax	$1,213	$291	$333	$283	$1,158	$1,837	$2,128	$2,411
Favorable prior period development (PPD) - pre-tax	$(222)	$(247)	$(240)	$(145)	$(321)	$(709)	$(781)	$(926)

Impact of catastrophe losses on P&C combined ratio - Unfavorable	11.3%	3.2%	4.0%	3.2%	12.2%	6.5%	8.4%	7.1%
Impact of PPD on P&C combined ratio - Favorable	-2.2%	-2.7%	-3.2%	-1.6%	-3.6%	-2.7%	-3.1%	-2.8%
Impact of Cats and PPD on P&C combined ratio - Unfavorable	9.1%	0.5%	0.8%	1.6%	8.6%	3.8%	5.3%	4.3%

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 11), North America Personal P&C Insurance segment (refer to page 12), Overseas General Insurance segment (refer to page 14), Global Reinsurance segment (refer to page 15), and Corporate (refer to page 17). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

						YTD	YTD	Full Year
Global P&C (Including Corporate and excluding Agriculture)	3Q-22	2Q-22	1Q-22	4Q-21	3Q-21	2022	2021	2021

Global P&C underwriting income
Gross premiums written	$11,121	$11,379	$10,569	$10,275	$10,396	$33,069	$30,522	$40,797
Net premiums written	9,024	8,993	8,551	8,239	8,486	26,568	24,764	33,003
Net premiums earned	8,613	8,437	8,224	8,228	8,073	25,274	23,387	31,615
Adjusted losses and loss expenses	5,719	4,773	4,724	4,706	5,322	15,216	14,580	19,286
Policy acquisition costs	1,636	1,557	1,574	1,579	1,549	4,767	4,503	6,082
Administrative expenses	706	728	695	738	720	2,129	2,068	2,806

Global P&C underwriting income	$552	$1,379	$1,231	$1,205	$482	$3,162	$2,236	$3,441

Global P&C CAY underwriting income ex Cats	$1,448	$1,402	$1,350	$1,310	$1,292	$4,200	$3,556	$4,866

% Change versus prior year period
Net premiums written	6.3%	6.8%	8.8%	9.5%	13.4%	7.3%	12.9%	12.0%
Net premiums earned	6.7%	8.2%	9.4%	11.1%	12.2%	8.1%	9.2%	9.7%

Net premiums written constant $	9.4%	8.9%	10.7%	9.2%	11.7%	9.7%	10.9%	10.4%
Net premiums earned constant $	10.2%	10.5%	11.1%	10.9%	10.5%	10.6%	7.2%	8.2%

Combined ratio
Loss and loss expense ratio	66.4%	56.6%	57.4%	57.2%	65.9%	60.2%	62.3%	61.0%
Policy acquisition cost ratio	19.0%	18.5%	19.1%	19.2%	19.2%	18.9%	19.3%	19.2%
Administrative expense ratio	8.2%	8.6%	8.5%	9.0%	8.9%	8.4%	8.8%	8.9%

Combined ratio	93.6%	83.7%	85.0%	85.4%	94.0%	87.5%	90.4%	89.1%

CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	56.1%	56.3%	56.1%	55.8%	56.2%	56.2%	56.9%	56.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.1%	27.1%	27.5%	28.3%	27.9%	27.2%	27.9%	28.0%

CAY combined ratio ex Cats	83.2%	83.4%	83.6%	84.1%	84.1%	83.4%	84.8%	84.6%

Other ratios
Net premiums written/gross premiums written	81%	79%	81%	80%	82%	80%	81%	81%

Expense ratio	27.2%	27.1%	27.6%	28.2%	28.1%	27.3%	28.1%	28.1%
Expense ratio excluding A&H	25.3%	25.4%	26.0%	26.5%	26.4%	25.6%	26.4%	26.4%

Catastrophe reinstatement premiums collected - pre-tax	$55	$-	$-	$10	$12	$55	$2	$12
Catastrophe losses - pre-tax	$1,182	$270	$333	$265	$1,150	$1,785	$2,108	$2,373
Favorable prior period development (PPD) - pre-tax	$(231)	$(247)	$(214)	$(150)	$(328)	$(692)	$(786)	$(936)

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	September 30	June 30	March 31	December 31
	2022	2022	2022	2021
Assets
Fixed maturities available for sale, at fair value	$83,741	$82,069	$89,479	$93,108
Fixed maturities held to maturity, at amortized cost	8,976	9,532	9,818	10,118
Equity securities, at fair value	844	2,649	3,596	4,782
Short-term investments, at fair value	4,534	3,431	3,407	3,146
Other investments	13,645	12,168	11,947	11,169

	111,740	109,849	118,247	122,323

Cash	2,128	7,122	1,734	1,659
Securities lending collateral	1,626	1,658	1,800	1,831
Insurance and reinsurance balances receivable	12,853	12,758	11,452	11,322
Reinsurance recoverable on losses and loss expenses	18,754	17,777	17,761	17,366
Deferred policy acquisition costs	5,578	5,602	5,587	5,513
Value of business acquired	3,324	221	231	236
Prepaid reinsurance premiums	3,265	3,356	3,068	3,028
Goodwill and other intangible assets	21,490	20,317	20,643	20,668
Deferred tax assets	-	564	333	-
Investments in partially-owned insurance companies	2,943	3,002	3,161	3,130
Other assets	14,410	13,425	13,973	12,978

Total assets	$198,111	$195,651	$197,990	$200,054

Liabilities
Unpaid losses and loss expenses	$75,992	$74,092	$73,844	$72,943
Unearned premiums	20,520	20,386	19,586	19,101
Future policy benefits	9,586	5,940	5,974	5,947
Insurance and reinsurance balances payable	7,829	7,888	7,401	7,243
Securities lending payable	1,626	1,658	1,800	1,831
Accounts payable, accrued expenses, and other liabilities	19,090	17,927	16,320	16,410
Deferred tax liabilities	2	-	-	389
Short-term and long-term debt	15,519	15,785	16,059	16,168
Trust preferred securities	308	308	308	308

Total liabilities	150,472	143,984	141,292	140,340

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	59,819	59,942	60,102	59,364
Accumulated other comprehensive income (loss) (AOCI)	(12,180)	(8,275)	(3,404)	350

Total shareholders’ equity	47,639	51,667	56,698	59,714

Total liabilities and shareholders’ equity	$198,111	$195,651	$197,990	$200,054

Book value per common share	$114.79	$123.46	$133.82	$139.99
% change over prior quarter	-7.0%	-7.7%	-4.4%	1.7%
Tangible book value per common share	$65.91	$77.71	$87.93	$94.38
% change over prior quarter	-15.2%	-11.6%	-6.8%	2.7%

Book value per common share, excl. AOCI	$144.13	$143.24	$141.86	$139.16
% change over prior quarter	0.6%	1.0%	1.9%	2.8%
Tangible book value per common share, excl. AOCI	$92.20	$95.31	$94.39	$91.85
% change over prior quarter	-3.3%	1.0%	2.8%	3.9%

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

				Constant $	YTD	YTD		Constant $
	3Q-22	3Q-21	% Change	% Change	2022	2021	% Change	% Change
Net premiums written

Commercial multiple peril (1)	$341	$310	10.1%	10.1%	$972	$889	9.4%	9.4%
Commercial casualty	2,167	1,957	10.7%	12.8%	5,777	5,215	10.8%	12.5%
Workers’ compensation	476	488	-2.5%	-2.5%	1,625	1,597	1.7%	1.7%
Financial lines	1,270	1,328	-4.4%	-1.9%	3,727	3,681	1.2%	3.2%
Surety	152	139	9.9%	11.8%	477	435	9.7%	11.1%
Property and other short-tail lines	1,756	1,572	11.8%	15.8%	5,503	4,906	12.2%	15.3%

Total Commercial P&C lines	6,162	5,794	6.4%	8.8%	18,081	16,723	8.1%	10.0%

Agriculture	1,723	1,415	21.8%	21.8%	2,523	2,110	19.6%	19.6%

Personal automobile	404	383	5.4%	7.9%	1,239	1,134	9.2%	11.4%
Personal homeowners	1,023	978	4.5%	5.6%	2,910	2,778	4.7%	5.6%
Personal other	451	454	-0.7%	7.8%	1,406	1,386	1.4%	6.8%

Total Personal lines	1,878	1,815	3.4%	6.6%	5,555	5,298	4.8%	7.2%

Total Property and Casualty lines	9,763	9,024	8.2%	10.4%	26,159	24,131	8.4%	10.3%

Global A&H lines (2)	1,518	922	64.7%	75.3%	3,451	2,855	20.9%	26.7%
Reinsurance lines	265	221	19.5%	21.8%	780	702	11.1%	12.2%
Life	474	343	38.6%	48.0%	1,131	1,030	9.9%	15.3%

Total consolidated	$12,020	$10,510	14.4%	17.3%	$31,521	$28,718	9.8%	12.1%

(1) Commercial multiple peril represents retail package business (property and general liability).

(2) For purposes of this schedule only, A&H results include Combined North America and International businesses, which are normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included in Global A&H lines above.

Line of Business	Page 6

Chubb Limited

Consolidated Results - Three months ended September 30, 2022

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
Q3 2022	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$4,722	$1,392	$1,723	$2,645	$265	$-	$10,747	$1,273	$12,020
Net premiums earned	4,283	1,334	1,673	2,741	255	-	10,286	1,249	11,535

Adjusted losses and loss expenses	3,036	857	1,444	1,441	311	74	7,163	135	7,298
Adjusted policy benefits	-	-	-	-	-	-	-	553	553
Policy acquisition costs	583	274	68	720	59	-	1,704	271	1,975
Administrative expenses	272	71	3	264	8	91	709	174	883

Underwriting income (loss)	392	132	158	316	(123)	(165)	710	116	826

Adjusted net investment income	589	76	9	151	71	11	907	147	1,054
Other income (expense) - operating	(6)	(1)	(1)	2	-	(10)	(16)	10	(6)
Amortization expense of purchased intangibles	-	(2)	(7)	(12)	-	(46)	(67)	(2)	(69)

Segment income (loss)	$975	$205	$159	$457	$(52)	$(210)	$1,534	$271	$1,805

Adjusted interest expense						(156)			(156)
Income tax expense						(318)			(318)

Core operating income (loss)						(684)			1,331
Cigna integration expenses, net of $5 million tax benefit						(18)			(18)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $1 million tax benefit						1			1
Adjusted net realized gains (losses), net of $47 million tax benefit (1)						(502)			(502)

Net income (loss)						$(1,203)			$812

Combined ratio	90.9%	90.1%	90.6%	88.5%	148.4%		93.1%
CAY combined ratio ex Cats	81.1%	79.5%	88.2%	85.1%	83.0%		84.0%

(1) Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2022	Page 7

Chubb Limited

Consolidated Results - Nine months ended September 30, 2022

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
YTD 2022	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$13,426	$3,998	$2,523	$8,364	$780	$-	$29,091	$2,430	$31,521
Net premiums earned	12,645	3,852	2,217	8,065	712	-	27,491	2,347	29,838

Adjusted losses and loss expenses	7,979	2,343	1,830	4,054	565	275	17,046	437	17,483
Adjusted policy benefits	-	-	-	-	-	-	-	906	906
Policy acquisition costs	1,701	792	111	2,096	178	-	4,878	573	5,451
Administrative expenses	814	213	4	811	27	264	2,133	346	2,479

Underwriting income (loss)	2,151	504	272	1,104	(58)	(539)	3,434	85	3,519

Adjusted net investment income	1,600	199	23	460	232	32	2,546	359	2,905
Other income (expense) - operating	(12)	(3)	(1)	(3)	(1)	(18)	(38)	50	12
Amortization expense of purchased intangibles	-	(7)	(20)	(40)	-	(137)	(204)	(7)	(211)

Segment income (loss)	$3,739	$693	$274	$1,521	$173	$(662)	$5,738	$487	$6,225

Adjusted interest expense						(432)			(432)
Income tax expense						(1,035)			(1,035)

Core operating income (loss)						(2,129)			4,758
Cigna integration expenses, net of $6 million tax benefit						(20)			(20)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $7 million tax benefit						(13)			(13)
Adjusted net realized gains (losses), net of $109 million tax benefit (1)						(724)			(724)

Net income (loss)						$(2,886)			$4,001

Combined ratio	83.0%	86.9%	87.8%	86.3%	108.2%		87.5%
CAY combined ratio ex Cats	81.2%	79.6%	87.1%	85.6%	81.0%		83.7%

(1) Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - YTD 2022	Page 8

Chubb Limited

Consolidated Results - Three months ended September 30, 2021

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
Q3 2021	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$4,369	$1,300	$1,415	$2,596	$221	$-	$9,901	$609	$10,510
Net premiums earned	3,954	1,244	1,338	2,664	211	-	9,411	589	10,000

Adjusted losses and loss expenses	2,754	846	1,138	1,487	192	43	6,460	179	6,639
Adjusted policy benefits	-	-	-	-	-	-	-	175	175
Policy acquisition costs	537	254	61	703	55	-	1,610	168	1,778
Administrative expenses	273	73	4	266	9	99	724	82	806

Underwriting income (loss)	390	71	135	208	(45)	(142)	617	(15)	602

Adjusted net investment income	507	60	6	157	99	9	838	102	940
Other income (expense) - operating	(8)	(1)	-	-	-	(3)	(12)	19	7
Amortization expense of purchased intangibles	-	(2)	(7)	(11)	-	(49)	(69)	(2)	(71)

Segment income (loss)	$889	$128	$134	$354	$54	$(185)	$1,374	$104	$1,478

Adjusted interest expense						(127)			(127)
Income tax expense						(194)			(194)

Core operating income (loss)						(506)			1,157
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $3 million tax benefit						(11)			(11)
Adjusted net realized gains (losses), net of $27 million tax (1)						687			687

Net income						$170			$1,833

Combined ratio	90.1%	94.3%	89.9%	92.2%	121.4%		93.4%
CAY combined ratio ex Cats	82.4%	77.0%	88.9%	86.2%	83.5%		84.8%

(1) Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2021	Page 9

Chubb Limited

Consolidated Results - Nine months ended September 30, 2021

(in millions of U.S. dollars, except ratios)

(Unaudited)

	North America	North America	North America	Overseas
	Commercial P&C	Personal P&C	Agricultural	General	Global		Total	Life	Total
YTD 2021	Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C	Insurance	Consolidated

Net premiums written	$12,318	$3,761	$2,110	$7,983	$702	$-	$26,874	$1,844	$28,718
Net premiums earned	11,431	3,652	1,858	7,721	583	-	25,245	1,789	27,034

Adjusted losses and loss expenses	7,740	2,341	1,554	3,936	422	141	16,134	562	16,696
Adjusted policy benefits	-	-	-	-	-	-	-	508	508
Policy acquisition costs	1,540	746	100	2,070	147	-	4,603	538	5,141
Administrative expenses	772	200	10	811	27	258	2,078	247	2,325

Underwriting income (loss)	1,379	365	194	904	(13)	(399)	2,430	(66)	2,364

Adjusted net investment income	1,582	189	21	447	250	25	2,514	301	2,815
Other income (expense) - operating	(24)	3	-	(3)	-	(9)	(33)	79	46
Amortization expense of purchased intangibles	-	(8)	(20)	(36)	-	(148)	(212)	(4)	(216)

Segment income (loss)	$2,937	$549	$195	$1,312	$237	$(531)	$4,699	$310	$5,009

Adjusted interest expense						(381)			(381)
Income tax expense						(708)			(708)

Core operating income (loss)						(1,620)			3,920
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $11 million tax benefit						(41)			(41)
Adjusted net realized gains (losses), net of $176 million tax (1)						2,519			2,519

Net income						$858			$6,398

Combined ratio	87.9%	90.0%	89.6%	88.3%	102.2%		90.4%
CAY combined ratio ex Cats	83.2%	78.3%	88.2%	87.4%	81.0%		85.1%

(1) Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - YTD 2021	Page 10

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance	3Q-22	2Q-22	1Q-22	4Q-21	3Q-21	YTD 2022	YTD 2021	Full Year 2021

Gross premiums written	$5,937	$6,078	$5,132	$5,347	$5,471	$17,147	$15,472	$20,819
Net premiums written	4,722	4,665	4,039	4,097	4,369	13,426	12,318	16,415
Net premiums earned	4,283	4,248	4,114	4,030	3,954	12,645	11,431	15,461
Losses and loss expenses	3,036	2,446	2,497	2,275	2,754	7,979	7,740	10,015
Policy acquisition costs	583	545	573	542	537	1,701	1,540	2,082
Administrative expenses	272	277	265	280	273	814	772	1,052

Underwriting income	392	980	779	933	390	2,151	1,379	2,312
Adjusted net investment income	589	522	489	496	507	1,600	1,582	2,078
Other income (expense) - operating	(6)	-	(6)	(7)	(8)	(12)	(24)	(31)

Segment income	$975	$1,502	$1,262	$1,422	$889	$3,739	$2,937	$4,359

CAY underwriting income ex Cats	$824	$817	$752	$724	$705	$2,393	$1,938	$2,662

Combined ratio
Loss and loss expense ratio	70.9%	57.6%	60.7%	56.4%	69.7%	63.1%	67.7%	64.8%
Policy acquisition cost ratio	13.6%	12.8%	13.9%	13.4%	13.5%	13.5%	13.5%	13.4%
Administrative expense ratio	6.4%	6.5%	6.5%	7.0%	6.9%	6.4%	6.7%	6.8%

Combined ratio	90.9%	76.9%	81.1%	76.8%	90.1%	83.0%	87.9%	85.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	61.5%	61.4%	61.5%	61.6%	62.3%	61.5%	63.1%	62.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	19.6%	19.4%	20.2%	20.4%	20.1%	19.7%	20.1%	20.2%

CAY combined ratio ex Cats	81.1%	80.8%	81.7%	82.0%	82.4%	81.2%	83.2%	82.9%

Catastrophe losses - pre-tax	$598	$124	$81	$113	$472	$803	$999	$1,112
Favorable prior period development (PPD) - pre-tax	$(166)	$(287)	$(108)	$(322)	$(157)	$(561)	$(440)	$(762)

% Change versus prior year period
Net premiums written	8.1%	8.9%	10.2%	10.0%	15.6%	9.0%	14.6%	13.4%
Net premiums earned	8.3%	11.7%	12.0%	14.0%	14.4%	10.6%	9.6%	10.7%

Other ratios
Net premiums written/gross premiums written	80%	77%	79%	77%	80%	78%	80%	79%

Production by Size - Net premiums written (1)
Major Accounts & Specialty	$2,869	$2,895	$2,336	$2,458	$2,615	$8,100	$7,378	$9,836
Commercial	1,853	1,770	1,703	1,639	1,754	5,326	4,940	6,579

Total	$4,722	$4,665	$4,039	$4,097	$4,369	$13,426	$12,318	$16,415

(1) Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 11

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance	3Q-22	2Q-22	1Q-22	4Q-21	3Q-21	YTD 2022	YTD 2021	Full Year 2021

Gross premiums written	$1,575	$1,626	$1,350	$1,421	$1,480	$4,551	$4,299	$5,720
Net premiums written	1,392	1,426	1,180	1,241	1,300	3,998	3,761	5,002
Net premiums earned	1,334	1,271	1,247	1,263	1,244	3,852	3,652	4,915
Losses and loss expenses	857	773	713	583	846	2,343	2,341	2,924
Policy acquisition costs	274	258	260	255	254	792	746	1,001
Administrative expenses	71	73	69	76	73	213	200	276

Underwriting income	132	167	205	349	71	504	365	714
Net investment income	76	64	59	60	60	199	189	249
Other income (expense) - operating	(1)	(1)	(1)	(1)	(1)	(3)	3	2
Amortization expense of purchased intangibles	(2)	(3)	(2)	(2)	(2)	(7)	(8)	(10)

Segment income	$205	$227	$261	$406	$128	$693	$549	$955

CAY underwriting income ex Cats	$273	$259	$254	$291	$286	$786	$797	$1,088

Combined ratio
Loss and loss expense ratio	64.2%	60.8%	57.2%	46.1%	68.0%	60.8%	64.1%	59.5%
Policy acquisition cost ratio	20.6%	20.3%	20.8%	20.2%	20.4%	20.6%	20.4%	20.4%
Administrative expense ratio	5.3%	5.8%	5.5%	6.0%	5.9%	5.5%	5.5%	5.6%

Combined ratio	90.1%	86.9%	83.5%	72.3%	94.3%	86.9%	90.0%	85.5%

CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	53.6%	53.6%	53.3%	50.8%	50.7%	53.5%	52.5%	52.0%
CAY policy acquisition cost and administrative expense ratio ex Cats	25.9%	26.1%	26.3%	26.2%	26.3%	26.1%	25.8%	25.9%

CAY combined ratio ex Cats	79.5%	79.7%	79.6%	77.0%	77.0%	79.6%	78.3%	77.9%

Catastrophe reinstatement premiums expensed - pre-tax	$-	$-	$-	$-	$-	$-	$(16)	$(16)
Unfavorable (favorable) Catastrophe losses - pre-tax	$274	$95	$100	$(19)	$397	$469	$682	$663
Favorable prior period development (PPD) - pre-tax	$(133)	$(3)	$(51)	$(39)	$(182)	$(187)	$(266)	$(305)

% Change versus prior year period
Net premiums written	7.1%	4.7%	7.4%	3.3%	1.2%	6.3%	1.1%	1.7%
Net premiums earned	7.2%	3.9%	5.3%	1.6%	1.0%	5.5%	0.8%	1.0%

Other ratios
Net premiums written/gross premiums written	88%	88%	87%	87%	88%	88%	87%	87%

NA Personal	Page 12

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance	3Q-22	2Q-22	1Q-22	4Q-21	3Q-21	YTD 2022	YTD 2021	Full Year 2021

Gross premiums written	$2,542	$1,058	$316	$371	$2,013	$3,916	$2,985	$3,356
Net premiums written	1,723	738	62	278	1,415	2,523	2,110	2,388
Net premiums earned	1,673	573	(29)	480	1,338	2,217	1,858	2,338
Adjusted losses and loss expenses	1,444	478	(92)	408	1,138	1,830	1,554	1,962
Policy acquisition costs	68	31	12	24	61	111	100	124
Administrative expenses	3	2	(1)	(13)	4	4	10	(3)

Underwriting income	158	62	52	61	135	272	194	255
Net investment income	9	7	7	7	6	23	21	28
Other income (expense) - operating	(1)	-	-	(1)	-	(1)	-	(1)
Amortization expense of purchased intangibles	(7)	(6)	(7)	(6)	(7)	(20)	(20)	(26)

Segment income	$159	$63	$52	$61	$134	$274	$195	$256

CAY underwriting income ex Cats	$198	$83	$26	$86	$150	$307	$219	$305

Combined ratio
Loss and loss expense ratio	86.3%	83.3%	NM	85.1%	85.0%	82.5%	83.6%	83.9%
Policy acquisition cost ratio	4.1%	5.4%	NM	4.9%	4.6%	5.1%	5.4%	5.3%
Administrative expense ratio	0.2%	0.4%	NM	-2.7%	0.3%	0.2%	0.6%	-0.1%

Combined ratio	90.6%	89.1%	NM	87.3%	89.9%	87.8%	89.6%	89.1%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	84.0%	79.6%	70.6%	78.2%	84.0%	82.2%	82.3%	81.5%
CAY policy acquisition cost and administrative expense ratio ex Cats	4.2%	5.8%	8.9%	3.0%	4.9%	4.9%	5.9%	5.3%

CAY combined ratio ex Cats	88.2%	85.4%	79.5%	81.2%	88.9%	87.1%	88.2%	86.8%

Catastrophe reinstatement premiums expensed - pre-tax	$-	$-	$-	$(2)	$-	$-	$-	$(2)
Catastrophe losses - pre-tax	$31	$21	$-	$18	$8	$52	$20	$38
Unfavorable (favorable) prior period development (PPD) -pre-tax	$9	$-	$(26)	$5	$7	$(17)	$5	$10

% Change versus prior year period
Net premiums written	21.8%	44.0%	-65.9%	14.6%	43.6%	19.6%	31.6%	29.3%
Net premiums earned	25.0%	39.6%	NM	25.8%	37.9%	19.3%	29.0%	28.3%

Other ratios
Net premiums written/gross premiums written	68%	70%	20%	75%	70%	64%	71%	71%

NA Agriculture	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance	3Q-22	2Q-22	1Q-22	4Q-21	3Q-21	YTD 2022	YTD 2021	Full Year 2021

Gross premiums written	$3,313	$3,345	$3,798	$3,320	$3,202	$10,456	$9,942	$13,262
Net premiums written	2,645	2,640	3,079	2,730	2,596	8,364	7,983	10,713
Net premiums earned	2,741	2,696	2,628	2,720	2,664	8,065	7,721	10,441
Losses and loss expenses	1,441	1,224	1,389	1,207	1,487	4,054	3,936	5,143
Policy acquisition costs	720	697	679	729	703	2,096	2,070	2,799
Administrative expenses	264	278	269	267	266	811	811	1,078

Underwriting income	316	497	291	517	208	1,104	904	1,421
Adjusted net investment income	151	162	147	150	157	460	447	597
Other income (expense) - operating	2	(3)	(2)	3	-	(3)	(3)	-
Amortization expense of purchased intangibles	(12)	(14)	(14)	(12)	(11)	(40)	(36)	(48)

Segment income	$457	$642	$422	$658	$354	$1,521	$1,312	$1,970

CAY underwriting income ex Cats	$409	$373	$382	$365	$368	$1,164	$973	$1,338

Combined ratio
Loss and loss expense ratio	52.6%	45.4%	52.9%	44.4%	55.8%	50.3%	51.0%	49.3%
Policy acquisition cost ratio	26.3%	25.9%	25.8%	26.8%	26.4%	26.0%	26.8%	26.8%
Administrative expense ratio	9.6%	10.3%	10.2%	9.8%	10.0%	10.0%	10.5%	10.3%

Combined ratio	88.5%	81.6%	88.9%	81.0%	92.2%	86.3%	88.3%	86.4%

CAY combined ratio ex Cats

CAY loss and loss expense ratio ex Cats	49.2%	50.0%	49.4%	50.0%	49.8%	49.5%	50.1%	50.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	35.9%	36.2%	36.1%	36.6%	36.4%	36.1%	37.3%	37.1%

CAY combined ratio ex Cats	85.1%	86.2%	85.5%	86.6%	86.2%	85.6%	87.4%	87.2%

Catastrophe losses - pre-tax	$98	$49	$151	$80	$188	$298	$278	$358
Favorable prior period development (PPD) - pre-tax	$(5)	$(173)	$(60)	$(232)	$(28)	$(238)	$(209)	$(441)

% Change versus prior year period
Net premiums written	1.9%	5.7%	6.5%	10.2%	15.9%	4.8%	16.4%	14.8%
Net premiums written - Commercial	2.5%	7.0%	8.6%	15.0%	20.6%	6.1%	23.8%	21.4%
Net premiums written - Consumer	1.1%	3.9%	3.0%	3.2%	9.2%	2.7%	6.4%	5.6%
Net premiums earned	2.9%	4.6%	6.0%	11.2%	13.9%	4.5%	12.9%	12.5%

Net premiums written constant $	11.7%	12.4%	11.9%	9.9%	11.2%	12.0%	10.8%	10.6%
Net premiums written - Commercial	11.0%	13.0%	13.6%	14.3%	16.0%	12.6%	17.8%	16.9%
Net premiums written - Consumer	12.7%	11.6%	9.0%	3.3%	4.5%	11.0%	1.3%	1.8%
Net premiums earned constant $	13.1%	11.1%	11.0%	11.0%	9.7%	11.7%	7.5%	8.4%

Other ratios: Net premiums written/gross premiums written	80%	79%	81%	82%	81%	80%	80%	81%

Production by Region - Net premiums written	3Q-22	3Q-21	% Change	Constant $ % Change	YTD 2022	YTD 2021	% Change	Constant $ % Change
Europe, Middle East and Africa	$1,133	$1,173	-3.4%	7.4%	$3,990	$3,912	2.0%	9.5%
Latin America	565	501	12.9%	18.6%	1,719	1,489	15.5%	19.9%
Asia Pacific	801	732	9.5%	19.1%	2,134	1,987	7.4%	15.0%
Japan	101	116	-12.8%	7.0%	359	402	-10.7%	2.7%
Other (1)	45	74	-39.8%	-37.1%	162	193	-16.3%	-13.1%

Total	$2,645	$2,596	1.9%	11.7%	$8,364	$7,983	4.8%	12.0%

(1) Includes the company’s international supplemental A&H business of Combined Insurance and other international operations including mainland China.

Overseas General Insurance	Page 14

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance	3Q-22	2Q-22	1Q-22	4Q-21	3Q-21	YTD 2022	YTD 2021	Full Year 2021

Gross premiums written	$296	$330	$289	$187	$243	$915	$809	$996
Net premiums written	265	262	253	171	221	780	702	873
Net premiums earned	255	222	235	215	211	712	583	798
Losses and loss expenses	311	139	115	210	192	565	422	632
Policy acquisition costs	59	57	62	53	55	178	147	200
Administrative expenses	8	10	9	8	9	27	27	35

Underwriting income (loss)	(123)	16	49	(56)	(45)	(58)	(13)	(69)
Adjusted net investment income	71	76	85	81	99	232	250	331
Other income (expense) - operating	-	(1)	-	-	-	(1)	-	-

Segment income (loss)	$(52)	$91	$134	$25	$54	$173	$237	$262

CAY underwriting income ex Cats	$34	$43	$47	$39	$32	$124	$107	$146

Combined ratio
Loss and loss expense ratio	122.1%	62.6%	48.8%	97.6%	91.2%	79.4%	72.4%	79.2%
Policy acquisition cost ratio	22.9%	25.6%	26.5%	24.6%	26.0%	25.0%	25.2%	25.1%
Administrative expense ratio	3.4%	4.6%	3.7%	4.0%	4.2%	3.8%	4.6%	4.4%

Combined ratio	148.4%	92.8%	79.0%	126.2%	121.4%	108.2%	102.2%	108.7%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	49.6%	49.7%	49.9%	51.3%	52.0%	49.8%	50.5%	50.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	33.4%	30.7%	30.0%	30.3%	31.5%	31.2%	30.5%	30.5%

CAY combined ratio ex Cats	83.0%	80.4%	79.9%	81.6%	83.5%	81.0%	81.0%	81.2%

Catastrophe reinstatement premiums collected - pre-tax	$55	$-	$-	$10	$12	$55	$18	$28
Catastrophe losses - pre-tax	$212	$2	$1	$91	$93	$215	$149	$240
Unfavorable (favorable) prior period development (PPD) - pre-tax	$-	$25	$(3)	$14	$(4)	$22	$(11)	$3

% Change versus prior year period
Net premiums written as reported	19.5%	-4.0%	22.0%	36.9%	22.3%	11.1%	15.9%	19.5%
Net premiums earned as reported	20.9%	15.2%	30.8%	20.6%	23.8%	22.0%	12.2%	14.3%

Net premiums written constant $	21.8%	-3.2%	22.4%	35.9%	20.6%	12.2%	14.4%	18.0%
Net premiums earned constant $	23.9%	17.2%	32.1%	19.9%	21.8%	24.2%	10.4%	12.8%

Other ratios
Net premiums written/gross premiums written	89%	80%	87%	91%	91%	85%	87%	88%

Global Reinsurance	Page 15

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance	3Q-22	2Q-22	1Q-22	4Q-21	3Q-21	YTD 2022	YTD 2021	Full Year 2021

Gross premiums written	$1,352	$610	$619	$674	$646	$2,581	$1,953	$2,627
Net premiums written	1,273	571	586	633	609	2,430	1,844	2,477
Net premiums earned	1,249	547	551	613	589	2,347	1,789	2,402
Losses and loss expenses	135	148	154	178	179	437	562	740
Adjusted policy benefits	553	177	176	199	175	906	508	707
Policy acquisition costs	271	151	151	174	168	573	538	712
Administrative expenses	174	88	84	86	82	346	247	333
Net investment income	147	109	103	106	102	359	301	407

Life Insurance underwriting income (1)	263	92	89	82	87	444	235	317
Other income (expense) - operating	10	12	28	27	19	50	79	106
Amortization expense of purchased intangibles	(2)	(3)	(2)	(1)	(2)	(7)	(4)	(5)

Segment income	$271	$101	$115	$108	$104	$487	$310	$418

% Change versus prior year period
Net premiums written	108.8%	-7.2%	-5.5%	-1.3%	0.0%	31.7%	-1.5%	-1.5%
Net premiums earned	112.0%	-9.6%	-7.5%	-4.9%	-1.6%	31.1%	-2.6%	-3.2%

Net premiums written constant $	117.4%	-4.9%	-3.5%	-1.0%	-1.4%	35.5%	-3.4%	-2.8%
Net premiums earned constant $	120.8%	-7.2%	-5.4%	-4.7%	-3.0%	35.1%	-4.5%	-4.6%

(1) We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

	3Q-22	3Q-21	% Change	Constant $ % Change	YTD 2022	YTD 2021	% Change	Constant $ % Change
International life insurance net premiums written	$1,009	$321	214.1%	237.1%	$1,626	$969	67.9%	76.7%
International life insurance deposits (2)	449	658	-31.8%	-27.1%	1,433	1,814	-21.0%	-18.6%

Total international life insurance net premiums written and deposits	$1,458	$979	48.9%	59.4%	$3,059	$2,783	9.9%	14.1%

International life insurance segment income	$199	$31	NM	NM	$298	$118	152.0%	149.0%

(2) Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 16

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate	3Q-22	2Q-22	1Q-22	4Q-21	3Q-21	YTD 2022	YTD 2021	Full Year 2021

Gross premiums written	$-	$-	$-	$-	$-	$-	$-	$-
Net premiums written	-	-	-	-	-	-	-	-
Net premiums earned	-	-	-	-	-	-	-	-
Losses and loss expenses	74	191	10	431	43	275	141	572
Policy acquisition costs	-	-	-	-	-	-	-	-
Administrative expenses	91	90	83	107	99	264	258	365

Underwriting loss	(165)	(281)	(93)	(538)	(142)	(539)	(399)	(937)
Adjusted net investment income	11	10	11	4	9	32	25	29
Other income (expense) - operating	(10)	-	(8)	(7)	(3)	(18)	(9)	(16)
Adjusted interest expense	(156)	(139)	(137)	(131)	(127)	(432)	(381)	(512)
Amortization expense of purchased intangibles	(46)	(45)	(46)	(50)	(49)	(137)	(148)	(198)
Income tax expense	(318)	(384)	(333)	(309)	(194)	(1,035)	(708)	(1,017)

Core operating loss	(684)	(839)	(606)	(1,031)	(506)	(2,129)	(1,620)	(2,651)
Cigna integration expenses, net of tax	(18)	(2)	-	-	-	(20)	-	-
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	1	(5)	(9)	(12)	(11)	(13)	(41)	(53)
Adjusted net realized gains (losses), net of tax	(502)	(565)	343	504	687	(724)	2,519	3,023

Net income (loss)	$(1,203)	$(1,411)	$(272)	$(539)	$170	$(2,886)	$858	$319

Unfavorable prior period development (PPD) - pre-tax	$73	$191	$8	$429	$43	$272	$140	$569

Corporate	Page 17

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to Incurred Ratio
	Gross	Ceded	Net

Balance at December 31, 2020	$67,811	$14,647	$53,164
Losses and loss expenses incurred	6,467	1,414	5,053
Losses and loss expenses paid	(5,100)	(1,207)	(3,893)	77%
Other (incl. foreign exch. revaluation)	77	6	71

Balance at March 31, 2021	$69,255	$14,860	$54,395
Losses and loss expenses incurred	5,898	892	5,006
Losses and loss expenses paid	(5,100)	(1,107)	(3,993)	80%
Other (incl. foreign exch. revaluation)	236	76	160

Balance at June 30, 2021	$70,289	$14,721	$55,568
Losses and loss expenses incurred	8,492	1,863	6,629
Losses and loss expenses paid	(5,750)	(943)	(4,807)	73%
Other (incl. foreign exch. revaluation)	(400)	(91)	(309)

Balance at September 30, 2021	$72,631	$15,550	$57,081
Losses and loss expenses incurred	7,176	1,884	5,292
Losses and loss expenses paid	(6,292)	(1,101)	(5,191)	98%
Other (incl. foreign exch. revaluation)	(572)	(149)	(423)

Balance at December 31, 2021	$72,943	$16,184	$56,759
Losses and loss expenses incurred	6,260	1,473	4,787
Losses and loss expenses paid	(5,308)	(947)	(4,361)	91%
Other (incl. foreign exch. revaluation)	(51)	(64)	13

Balance at March 31, 2022	$73,844	$16,646	$57,198
Losses and loss expenses incurred	6,743	1,335	5,408
Losses and loss expenses paid	(5,719)	(1,233)	(4,486)	83%
Other (incl. foreign exch. revaluation)	(776)	(175)	(601)

Balance at June 30, 2022	$74,092	$16,573	$57,519
Losses and loss expenses incurred	9,854	2,575	7,279
Losses and loss expenses paid	(6,988)	(1,514)	(5,474)	75%
Other (incl. foreign exch. revaluation)	(966)	(254)	(712)

Balance at September 30, 2022	$75,992	$17,380	$58,612
Add net recoverable on paid losses	-	1,374	(1,374)

Balance including net recoverable on paid losses	$75,992	$18,754	$57,238

Loss Reserve Rollforward	Page 18

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	September 30 2022	June 30 2022	March 31 2022	December 31 2021

Reinsurance recoverable on paid losses and loss expenses
Active operations	$1,161	$1,077	$978	$1,038
Brandywine and Other Run-off	268	185	190	202

Total	$1,429	$1,262	$1,168	$1,240

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$16,272	$15,385	$15,494	$14,965
Brandywine and Other Run-off	1,405	1,471	1,428	1,490

Total	$17,677	$16,856	$16,922	$16,455

Gross reinsurance recoverable
Active operations	$17,433	$16,462	$16,472	$16,003
Brandywine and Other Run-off	1,673	1,656	1,618	1,692

Total	$19,106	$18,118	$18,090	$17,695

Provision for uncollectible reinsurance (1)
Active operations	$(221)	$(220)	$(210)	$(190)
Brandywine and Other Run-off	(131)	(121)	(119)	(139)

Total	$(352)	$(341)	$(329)	$(329)

Net reinsurance recoverable
Active operations	$17,212	$16,242	$16,262	$15,813
Brandywine and Other Run-off	1,542	1,535	1,499	1,553

Total	$18,754	$17,777	$17,761	$17,366

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.8 billion.

Reinsurance Recoverable	Page 19

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	September 30 2022		June 30 2022		March 31 2022		December 31 2021
Market Value
Fixed maturities available for sale	$83,741		$82,069		$89,479		$93,108
Fixed maturities held to maturity	8,491		9,333		9,888		10,647
Short-term investments	4,534		3,431		3,407		3,146

Total fixed maturities	$96,766		$94,833		$102,774		$106,901

Asset Allocation by Market Value
U.S. Treasury / Agency	$3,785	4%	$3,450	4%	$3,276	3%	$3,458	3%
Corporate and asset-backed securities	37,965	39%	36,793	38%	39,604	39%	41,264	39%
Mortgage-backed securities	17,673	18%	18,933	20%	21,489	21%	22,292	21%
Municipal	7,670	8%	8,338	9%	9,023	9%	9,650	9%
Non-U.S.	25,139	26%	23,888	25%	25,975	25%	27,091	25%
Short-term investments	4,534	5%	3,431	4%	3,407	3%	3,146	3%

Total fixed maturities	$96,766	100%	$94,833	100%	$102,774	100%	$106,901	100%

Credit Quality by Market Value
AAA	$14,715	15%	$13,946	15%	$15,029	15%	$15,364	14%
AA	30,778	32%	30,771	32%	33,592	33%	35,179	33%
A	17,916	18%	17,326	18%	18,821	18%	20,171	19%
BBB	16,067	17%	15,726	17%	16,820	16%	17,362	16%
BB	8,621	9%	8,514	9%	9,065	9%	9,084	8%
B	8,265	9%	8,167	9%	8,983	9%	9,202	9%
Other	404	0%	383	0%	464	0%	539	1%

Total fixed maturities	$96,766	100%	$94,833	100%	$102,774	100%	$106,901	100%

Cost/Amortized Cost, net
Fixed maturities available for sale	$93,169		$88,438		$91,499		$90,479
Fixed maturities held to maturity	8,976		9,532		9,818		10,118
Short-term investments	4,536		3,433		3,408		3,147

Subtotal fixed maturities (1)	106,681		101,403		104,725		103,744
Equity securities	844		2,649		3,596		4,782
Other investments	13,645		12,168		11,947		11,169

Total investment portfolio	$121,170		$116,220		$120,268		$119,695

Avg. duration of fixed maturities	4.5 years		4.3 years		4.2 years		4.1 years
Avg. market yield of fixed maturities	5.8%		4.7%		3.4%		2.3%
Avg. credit quality	A/A		A/A		A/A		A/A
Avg. yield on invested assets (2)	3.4%		3.2%		3.0%		3.1%

(1)	Net of valuation allowance for expected credit losses.
(2)	Calculated using adjusted net investment income.

Investments	Page 20

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Market Value at September 30, 2022
Agency residential mortgage-backed securities (RMBS)	$8	$14,233	$-	$-	$-	$14,241
Non-agency RMBS	483	42	57	38	5	625
Commercial mortgage-backed securities	2,439	215	141	9	3	2,807

Total mortgage-backed securities at market value	$2,930	$14,490	$198	$47	$8	$17,673

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at September 30, 2022		S&P Credit Rating
		Investment Grade
		AAA	AA	A	BBB	Total

Asset-backed		$4,551	$895	$46	$53	$5,545
Banks		-	9	2,282	1,668	3,959
Basic Materials		-	-	100	262	362
Communications		-	148	334	1,338	1,820
Consumer, Cyclical		-	148	510	768	1,426
Consumer, Non-Cyclical		35	448	1,605	1,562	3,650
Diversified Financial Services		1	142	431	300	874
Energy		-	64	160	850	1,074
Industrial		-	10	713	814	1,537
Utilities		121	2	928	689	1,740
All Others		160	370	1,485	1,691	3,706

Total		$4,868	$2,236	$8,594	$9,995	$25,693

Market Value at September 30, 2022			S&P Credit Rating
			Below Investment Grade
			BB	B	CCC	Total

Asset-backed			$23	$7	$1	$31
Banks			-	-	-	-
Basic Materials			323	225	7	555
Communications			843	944	46	1,833
Consumer, Cyclical			997	1,176	32	2,205
Consumer, Non-Cyclical			1,087	1,338	62	2,487
Diversified Financial Services			217	201	14	432
Energy			493	337	3	833
Industrial			580	834	39	1,453
Utilities			199	107	-	306
All Others			988	1,106	43	2,137

Total			$5,750	$6,275	$247	$12,272

Investments 2	Page 21

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

September 30, 2022

Non-U.S. Government Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

Republic of Korea	$-	$1,416	$-	$-	$-	$1,416
Canada	864	-	-	-	-	864
Taiwan	-	804	-	-	-	804
Federative Republic of Brazil	-	-	-	-	581	581
Province of Ontario	-	-	535	-	-	535
United Mexican States	-	-	-	486	-	486
Kingdom of Thailand	-	-	415	-	-	415
Province of Quebec	-	377	-	-	-	377
Commonwealth of Australia	364	-	1	-	-	365
Socialist Republic of Vietnam	-	-	-	-	357	357
Other Non-U.S. Government Securities	438	1,765	913	599	817	4,532

Total	$1,666	$4,362	$1,864	$1,085	$1,755	$10,732

Non-U.S. Corporate Securities	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total

United Kingdom	$35	$22	$701	$810	$461	$2,029
Canada	80	94	648	547	378	1,747
South Korea	-	402	440	258	6	1,106
France	4	43	614	291	108	1,060
United States (1)	-	2	155	239	626	1,022
Australia	46	172	293	326	11	848
Japan	-	-	579	128	-	707
Switzerland	46	9	263	163	15	496
Netherlands	44	-	240	91	99	474
Germany	49	29	107	212	46	443
Other Non-U.S. Corporate Securities	210	367	1,255	1,456	1,187	4,475

Total	$514	$1,140	$5,295	$4,521	$2,937	$14,407

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 22

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	September 30, 2022	Market Value	Rating

1	Bank of America Corp	$713	A-
2	JP Morgan Chase & Co	590	A-
3	Morgan Stanley	587	A-
4	Wells Fargo & Co	531	BBB+
5	Citigroup Inc	482	BBB+
6	Goldman Sachs Group Inc	458	BBB+
7	Verizon Communications Inc	418	BBB+
8	Comcast Corp	353	A-
9	HSBC Holdings Plc	330	A-
10	AT&T Inc	328	BBB

Investments 4	Page 23

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended September 30, 2022
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(477)	$84	$(393)	$(3,045)	$147	$(2,898)	$(3,522)	$231	$(3,291)
Public equity:
Realized gains (losses) on sales	(12)	1	(11)	-	-	-	(12)	1	(11)
Mark-to-market	(68)	12	(56)	-	-	-	(68)	12	(56)
Private equity: Mark-to-market	(232)	1	(231)	-	-	-	(232)	1	(231)

Total investment portfolio	(789)	98	(691)	(3,045)	147	(2,898)	(3,834)	245	(3,589)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	76	-	76	-	-	-	76	-	76
Foreign exchange	198	(61)	137	(966)	6	(960)	(768)	(55)	(823)
Partially-owned entities (3)	6	-	6	-	-	-	6	-	6
Other (4)	(40)	10	(30)	(59)	12	(47)	(99)	22	(77)

Net gains (losses)	$(549)	$47	$(502)	$(4,070)	$165	$(3,905)	$(4,619)	$212	$(4,407)

(1) The quarter includes pre-tax realized losses on investment derivatives of $198 million, a net increase of the valuation allowance of expected credit losses of $70 million, and impairments of $22 million for fixed maturities.

(2) The quarter includes $54 million of gains on applicable hedges. These gains are both pre-tax and after-tax.

(3) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

(4) Other realized losses, pre-tax, includes $36 million related to impairment of fixed assets.

	Three months ended September 30, 2021
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (5)	$(19)	$(5)	$(24)	$(554)	$98	$(456)	$(573)	$93	$(480)
Public equity:
Realized gains (losses) on sales	19	(3)	16	-	-	-	19	(3)	16
Mark-to-market	(61)	10	(51)	-	-	-	(61)	10	(51)
Private equity: Mark-to-market	713	(8)	705	-	-	-	713	(8)	705

Total investment portfolio	652	(6)	646	(554)	98	(456)	98	92	190
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	(63)	-	(63)	-	-	-	(63)	-	(63)
Foreign exchange	106	(20)	86	(414)	23	(391)	(308)	3	(305)
Partially-owned entities (7)	23	(2)	21	-	-	-	23	(2)	21
Other	(4)	1	(3)	4	(1)	3	-	-	-

Net gains (losses)	$714	$(27)	$687	$(964)	$120	$(844)	$(250)	$93	$(157)

(5) The quarter includes pre-tax realized losses on investment derivatives of $9 million, a net reduction of the valuation allowance of expected credit losses of $1 million, and impairments of $11 million for fixed maturities.

(6) The quarter includes $4 million of losses on applicable hedges. These losses are both pre-tax and after-tax.

(7) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses)	Page 24

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Nine months ended September 30, 2022
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (1)	$(1,089)	$207	$(882)	$(12,041)	$1,174	$(10,867)	$(13,130)	$1,381	$(11,749)
Public equity:
Realized gains (losses) on sales	406	(90)	316	-	-	-	406	(90)	316
Mark-to-market	(693)	129	(564)	-	-	-	(693)	129	(564)
Private equity: Mark-to-market	(52)	(19)	(71)	-	-	-	(52)	(19)	(71)

Total investment portfolio	(1,428)	227	(1,201)	(12,041)	1,174	(10,867)	(13,469)	1,401	(12,068)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	154	-	154	-	-	-	154	-	154
Foreign exchange	541	(129)	412	(1,676)	41	(1,635)	(1,135)	(88)	(1,223)
Partially-owned entities (3)	14	-	14	-	-	-	14	-	14
Other (4)	(114)	11	(103)	(35)	7	(28)	(149)	18	(131)

Net gains (losses)	$(833)	$109	$(724)	$(13,752)	$1,222	$(12,530)	$(14,585)	$1,331	$(13,254)

(1) Year to date includes pre-tax realized losses on investment derivatives of $232 million, a net increase of the valuation allowance of expected credit losses of $133 million, and impairments of $111 million for fixed maturities.

(2) Year to date includes $240 million of gains applicable hedges. These gains are both pre-tax and after-tax.

(3) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

(4) Other realized losses, pre-tax, includes $36 million related to impairment of fixed assets.

	Nine months ended September 30, 2021
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax

Fixed income investments (5)	$35	$(10)	$25	$(2,177)	$390	$(1,787)	$(2,142)	$380	$(1,762)
Public equity:
Realized gains (losses) on sales	109	(19)	90	-	-	-	109	(19)	90
Mark-to-market	366	(81)	285	-	-	-	366	(81)	285
Private equity: Mark-to-market	1,887	(46)	1,841	-	-	-	1,887	(46)	1,841

Total investment portfolio	2,397	(156)	2,241	(2,177)	390	(1,787)	220	234	454
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (6)	140	-	140	-	-	-	140	-	140
Foreign exchange	85	(16)	69	(84)	7	(77)	1	(9)	(8)
Partially-owned entities (7)	78	(5)	73	-	-	-	78	(5)	73
Other	(5)	1	(4)	(33)	6	(27)	(38)	7	(31)

Net gains (losses)	$2,695	$(176)	$2,519	$(2,294)	$403	$(1,891)	$401	$227	$628

(5) Year to date includes pre-tax realized gains on investment derivatives of $9 million, a net reduction of the valuation allowance of expected credit losses of $17 million, and impairments of $12 million for fixed maturities.

(6) Year to date includes $112 million of losses on applicable hedges. These losses are both pre-tax and after-tax.

(7) Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses) 2	Page 25

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	September 30	June 30	March 31	December 31	December 31
	2022	2022	2022	2021	2020

Financial Debt:
Total short-term debt	$1,475	$1,474	$1,474	$999	$-
Total long-term debt	14,044	14,311	14,585	15,169	14,948

Total financial debt	$15,519	$15,785	$16,059	$16,168	$14,948

Hybrid debt:
Total trust preferred securities	308	308	308	308	308

Total	$15,827	$16,093	$16,367	$16,476	$15,256

Capitalization:
Shareholders’ equity	$47,639	$51,667	$56,698	$59,714	$59,441
Hybrid debt	308	308	308	308	308
Financial debt	15,519	15,785	16,059	16,168	14,948

Total capitalization	$63,466	$67,760	$73,065	$76,190	$74,697

Leverage ratios (based on total capital):
Hybrid debt	0.5%	0.5%	0.4%	0.4%	0.4%
Financial debt	24.5%	23.3%	22.0%	21.2%	20.0%

Total hybrid & financial debt	25.0%	23.8%	22.4%	21.6%	20.4%

Note: As of September 30, 2022, there was $1.4 billion usage of credit facilities on total capacity of $3.7 billion.

Debt and Capital	Page 26

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended September 30		Nine months ended September 30
	2022	2021	2022	2021

Numerator
Core operating income to common shares	$1,331	$1,157	$4,758	$3,920
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	-	(14)	(20)	(52)
Tax benefit on amortization adjustment	1	3	7	11
Cigna integration expenses, pre-tax	(23)	-	(26)	-
Tax benefit on Cigna integration expenses	5	-	6	-
Adjusted net realized gains (losses), pre-tax	(549)	714	(833)	2,695
Tax (expense) benefit on adjusted net realized gains (losses)	47	(27)	109	(176)

Net income	$812	$1,833	$4,001	$6,398

Rollforward of Common Shares Outstanding
Shares - beginning of period	418,474,087	438,717,213	426,572,612	450,732,625
Repurchase of shares	(3,676,528)	(8,412,000)	(14,022,728)	(22,877,400)
Shares issued (canceled), excluding option exercises	(39,351)	7,403	981,541	1,078,413
Issued for option exercises	262,276	563,636	1,489,059	1,942,614

Shares - end of period	415,020,484	430,876,252	415,020,484	430,876,252

Denominator
Weighted average shares outstanding (1)	416,542,101	435,318,088	421,290,032	443,595,026
Effect of other dilutive securities	3,076,855	3,123,550	3,733,449	3,032,989

Adj. wtd. avg. shares outstanding and assumed conversions	419,618,956	438,441,638	425,023,481	446,628,015

Basic earnings per share
Core operating income	$3.20	$2.66	$11.29	$8.84
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	-	(0.03)	(0.03)	(0.09)
Cigna integration expenses, net of tax	(0.04)	-	(0.05)	-
Adjusted net realized gains (losses), net of tax	(1.21)	1.58	(1.71)	5.67

Net income	$1.95	$4.21	$9.50	$14.42

Diluted earnings per share
Core operating income	$3.17	$2.64	$11.20	$8.78
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	-	(0.03)	(0.03)	(0.09)
Cigna integration expenses, net of tax	(0.04)	-	(0.05)	-
Adjusted net realized gains (losses), net of tax	(1.19)	1.57	(1.71)	5.64

Net income	$1.94	$4.18	$9.41	$14.33

(1) Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 27

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	September 30	June 30	March 31	December 31	September 30
	2022	2022	2022	2021	2021

Shareholders’ equity	$47,639	$51,667	$56,698	$59,714	$59,318
Less: goodwill and other intangible assets, net of tax	20,284	19,146	19,443	19,456	19,723

Numerator for tangible book value per share	$27,355	$32,521	$37,255	$40,258	$39,595

Book value - % change over prior quarter	-7.8%	-8.9%	-5.1%	0.7%	-1.2%
Tangible book value - % change over prior quarter	-15.9%	-12.7%	-7.5%	1.7%	-1.3%

Denominator	415,020,484	418,474,087	423,675,327	426,572,612	430,876,252

Book value per common share	$114.79	$123.46	$133.82	$139.99	$137.67
Tangible book value per common share	$65.91	$77.71	$87.93	$94.38	$91.89

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$51,667	$56,698	$59,714	$59,318	$60,062
Core operating income	1,331	1,787	1,640	1,649	1,157
Amortization of fair value adjustment of acquired invested assets and long-term debt	1	(5)	(9)	(12)	(11)
Cigna integration expenses	(18)	(2)	-	-	-
Adjusted net realized gains (losses) (1)	(502)	(565)	343	504	687
Net unrealized gains (losses) on investments	(2,898)	(4,129)	(3,840)	(630)	(456)
Repurchase of shares	(685)	(1,129)	(1,001)	(905)	(1,516)
Dividend declared on common shares	(346)	(348)	(340)	(342)	(346)
Cumulative translation gains (losses)	(960)	(746)	71	(432)	(391)
Postretirement benefit liability	2	4	15	434	3
Other (2)	47	102	105	130	129

	$47,639	$51,667	$56,698	$59,714	$59,318

(1) Includes net realized gains (losses) related to unconsolidated entities.

(2) Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 28

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

P&C underwriting income (loss) excludes the Life Insurance segment and is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, Cigna integration expense, income tax expense and adjusted net realized gains (losses).

P&C CAY underwriting income excluding catastrophe losses (Cats) is P&C underwriting income (loss) adjusted to exclude P&C Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits includes gains and losses from fair value changes in separate account assets, as well as the offsetting movement in separate account liabilities, for purposes of reporting Life Insurance underwriting income. The gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other (income) expense. We view gains and losses from fair value changes in both separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified to adjusted policy benefits.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from the acquisition of The Chubb Corporation (Chubb Corp) and Cigna business, and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of 3% that are accounted for under the equity method. The mark-to-market movement on these private equity partnerships are included in adjusted net realized gains (losses) as described below. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted net realized gains (losses), net of tax, includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) - operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities, other income (expense) from private equity partnerships, and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income (loss) in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) from private equity partnerships and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

P&C combined ratio excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 32-35.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. The agriculture insurance business is a different business in that it is a public sector and private sector partnership in which insurance rates, premium growth, and risk-sharing is not market-driven like the remainder of the company’s P&C insurance business. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income, net of tax, excludes from net income the after-tax impact of adjusted net realized gains (losses), Cigna integration expenses, and the amortization of fair value adjustment of acquired invested assets and long-term debt related to the Chubb Corp acquisition and Cigna business. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to, the availability of market opportunities. We exclude the amortization of the fair value adjustments related to purchased invested assets and long-term debt, related to the Chubb Corp acquisition and Cigna business due to the size and complexity of these acquisitions. We also exclude Cigna integration expenses due to the size and complexity of this acquisition. Cigna integration expenses are incurred by the overall company and are therefore included in Corporate. The costs are not related to the on-going activities of the individual segments and are therefore excluded from our definition of segment income, as well. These integration expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration expenses facilitate the comparison of our financial results to our historical operating results. These expenses include legal and professional fees and all other costs directly related to the integration activities of the Cigna acquisition. References to core operating income measures mean net of tax, whether or not noted.

Core operating effective tax rate is income tax expense (benefit) excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Cigna integration expenses, divided by income excluding adjusted net realized gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Cigna integration expenses before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the tax on adjusted net realized gains (losses), the tax on amortization of the fair value adjustments related to purchased invested assets and long-term debt and the tax on Cigna integration expenses. Refer to the definition of core operating income (loss), net of tax above for more information on these adjustments.

Book value per common share, is shareholders’ equity divided by the shares outstanding. Tangible book value per common share, is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per common share excluding mark-to-market, excludes unrealized investment gains (losses), net of tax. Tangible book value per common share excluding mark-to-market, excludes goodwill and other intangible assets, net of tax, as well as unrealized investment gains (losses), net of tax. We exclude unrealized investment gains (losses) because the amount of these gains (losses) is heavily influenced by changes in market conditions, including interest rate changes, and we believe that excluding these gains and losses would highlight the underlying growth in book value and tangible book value. Book value per share and tangible book value per share excluding accumulated other comprehensive income (loss) (AOCI), excludes AOCI from the numerator because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates and foreign currency movement, to highlight underlying growth in book and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Reconciliation Non-GAAP	Page 29

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:

	3Q-22	2Q-22	1Q-22	4Q-21	3Q-21	YTD 2022	YTD 2021	Full Year 2021
Tax expense, as reported	$265	$293	$355	$404	$218	$913	$873	$1,277
Less: tax benefit on amortization of fair value of acquired invested assets and debt	(1)	(4)	(2)	-	(3)	(7)	(11)	(11)
Less: tax benefit on Cigna integration expenses	(5)	(1)	-	-	-	(6)	-	-
Less: tax expense (benefit) on adjusted net realized gains (losses)	(47)	(86)	24	95	27	(109)	176	271

Tax expense, adjusted	$318	$384	$333	$309	$194	$1,035	$708	$1,017

Income before tax, as reported	$1,077	$1,508	$2,329	$2,545	$2,051	$4,914	$7,271	$9,816
Less: amortization of fair value of acquired invested assets and debt	-	(9)	(11)	(12)	(14)	(20)	(52)	(64)
Less: Cigna integration expenses	(23)	(3)	-	-	-	(26)	-	-
Less: adjusted realized gains (losses)	(365)	(513)	100	319	(11)	(778)	841	1,160
Less: realized gains (losses) related to unconsolidated entities	(184)	(138)	267	280	725	(55)	1,854	2,134

Core operating income before tax	$1,649	$2,171	$1,973	$1,958	$1,351	$5,793	$4,628	$6,586

Effective tax rate	24.6%	19.4%	15.2%	15.9%	10.7%	18.6%	12.0%	13.0%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	0.1%	0.1%	0.0%	-0.1%	0.1%	0.1%	0.1%	0.0%
Adjustment for tax impact of Cigna integration expenses	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Adjustment for tax impact of adjusted net realized gains (losses)	-5.4%	-1.8%	1.7%	-0.1%	3.6%	-0.8%	3.2%	2.4%

Core operating effective tax rate	19.3%	17.7%	16.9%	15.7%	14.4%	17.9%	15.3%	15.4%

Core operating income
The following table presents the reconciliation of Net income to Core operating income:

	3Q-22	2Q-22	1Q-22	4Q-21	3Q-21	YTD 2022	YTD 2021	Full Year 2021
Net income, as reported	$812	$1,215	$1,974	$2,141	$1,833	$4,001	$6,398	$8,539
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	-	(9)	(11)	(12)	(14)	(20)	(52)	(64)
Tax benefit on amortization adjustment	1	4	2	-	3	7	11	11
Cigna integration expenses, pre-tax	(23)	(3)	-	-	-	(26)	-	-
Tax benefit on Cigna integration expenses	5	1	-	-	-	6	-	-
Adjusted realized gains (losses), pre-tax	(365)	(513)	100	319	(11)	(778)	841	1,160
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	(184)	(138)	267	280	725	(55)	1,854	2,134
Tax (expense) benefit on adjusted net realized gains (losses)	47	86	(24)	(95)	(27)	109	(176)	(271)

Core operating income	$1,331	$1,787	$1,640	$1,649	$1,157	$4,758	$3,920	$5,569

Catastrophe losses - after-tax	$949	$241	$290	$245	$943	$1,480	$1,739	$1,984
Favorable prior period development (PPD) - after-tax	$(162)	$(205)	$(195)	$(149)	$(227)	$(562)	$(607)	$(756)

Core operating income per share	$3.17	$4.20	$3.82	$3.81	$2.64	$11.20	$8.78	$12.56
Impact of Cats on Core operating income per share - Unfavorable	$(2.26)	$(0.56)	$(0.67)	$(0.57)	$(2.15)	$(3.48)	$(3.89)	$(4.48)
Impact of PPD on Core operating income per share - Favorable	$0.38	$0.48	$0.45	$0.35	$0.52	$1.32	$1.36	$1.70
Impact of Cats and PPD on Core operating income per share - Unfavorable	$(1.88)	$(0.08)	$(0.22)	$(0.22)	$(1.63)	$(2.16)	$(2.53)	$(2.78)

(1) Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

P&C Underwriting income and P&C CAY underwriting income ex Cats

The following table presents the reconciliation of Net income to P&C CAY underwriting income ex Cats:

	3Q-22	2Q-22	1Q-22	4Q-21	3Q-21	YTD 2022	YTD 2021	Full Year 2021
Net income, as reported	$812	$1,215	$1,974	$2,141	$1,833	$4,001	$6,398	$8,539
Less: Income tax expense	(265)	(293)	(355)	(404)	(218)	(913)	(873)	(1,277)
Amortization expense of purchased intangibles	(69)	(71)	(71)	(71)	(71)	(211)	(216)	(287)
Other income (expense)	(188)	(101)	310	335	763	21	2,030	2,365
Interest expense	(150)	(134)	(132)	(126)	(122)	(416)	(366)	(492)
Net investment income	979	888	822	843	866	2,689	2,613	3,456
Net realized gains (losses)	(384)	(504)	101	319	(21)	(787)	833	1,152
Cigna integration expenses	(23)	(3)	-	-	-	(26)	-	-
Life Insurance underlying income (loss) (1)	183	1	17	(21)	9	201	(61)	(82)
Add: Realized gains (losses) on crop derivatives	(19)	9	1	-	(10)	(9)	(8)	(8)

P&C underwriting income	$710	$1,441	$1,283	$1,266	$617	$3,434	$2,430	$3,696
Add: Catastrophe losses (including reinstatement premiums) - pre-tax	1,158	291	333	275	1,146	1,782	2,126	2,401
Favorable prior period development (PPD) - pre-tax	(222)	(247)	(240)	(145)	(321)	(709)	(781)	(926)

P&C CAY underwriting income ex Cats	$1,646	$1,485	$1,376	$1,396	$1,442	$4,507	$3,775	$5,171

(1) Life Insurance underlying income (loss) is calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned related to the Life Insurance segment.

Reconciliation Non-GAAP 2	Page 30

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating ROE and Core operating ROTE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. For the ROTE calculation, the denominator is also adjusted to exclude goodwill and other intangible assets, net of tax. These measures enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of unrealized gains and losses on our investments that are heavily influenced by available market opportunities. We believe ROTE is meaningful because it measures the performance of our operations without the impact of goodwill and other intangible assets.

			YTD	YTD	Full Year
	3Q-22	3Q-21	2022	2021	2021
Net income	$812	$1,833	$4,001	$6,398	$8,539
Core operating income	$1,331	$1,157	$4,758	$3,920	$5,569

Equity - beginning of period, as reported	$51,667	$60,062	$59,714	$59,441	$59,441
Less: unrealized gains (losses) on investments, net of deferred tax	(5,713)	3,342	2,256	4,673	4,673

Equity - beginning of period, as adjusted	$57,380	$56,720	$57,458	$54,768	$54,768

Less: goodwill and other intangible assets, net of tax	19,146	19,930	19,456	19,916	19,916

Equity - beginning of period, as adjusted ex goodwill and other intangible assets	$38,234	$36,790	$38,002	$34,852	$34,852

Equity - end of period, as reported	$47,639	$59,318	$47,639	$59,318	$59,714
Less: unrealized gains (losses) on investments, net of deferred tax	(8,611)	2,886	(8,611)	2,886	2,256

Equity - end of period, as adjusted	$56,250	$56,432	$56,250	$56,432	$57,458

Less: goodwill and other intangible assets, net of tax	20,284	19,723	20,284	19,723	19,456

Equity - end of period, as adjusted ex goodwill and other intangible assets	$35,966	$36,709	$35,966	$36,709	$38,002

Weighted average equity, as reported	$49,653	$59,690	$53,677	$59,380	$59,578
Weighted average equity, as adjusted	$56,815	$56,576	$56,854	$55,600	$56,113
Weighted average equity, as adjusted ex goodwill and other intangible assets	$37,100	$36,750	$36,984	$35,781	$36,427

ROE	6.5%	12.3%	9.9%	14.4%	14.3%
Core operating ROTE	14.4%	12.6%	17.2%	14.6%	15.3%
Core operating ROE	9.4%	8.2%	11.2%	9.4%	9.9%

Private equities realized gains (losses), after-tax (1)	$(231)	$705	$(71)	$1,841	$2,053
Impact of Private equities if included in Core operating ROE - Favorable (unfavorable) (1)	-1.6 pts	5.0 pts	-0.2 pts	4.4 pts	3.7 pts

Reconciliation of Book Value and Tangible Book Value per Share to adjusted measures

	September 30	June 30	December 31	QTD	YTD
	2022	2022	2021	% Change	% Change
Book value	$47,639	$51,667	$59,714
Less: unrealized gains (losses) on investments, net of deferred tax	(8,611)	(5,713)	2,256

Book value excluding mark-to-market	56,250	57,380	57,458
Less: goodwill and other intangible assets, net of tax	20,284	19,146	19,456

Tangible book value excluding mark-to-market	$35,966	$38,234	$38,002

Book value	$47,639	$51,667	$59,714
Less: AOCI	(12,180)	(8,275)	350

Book value excluding AOCI	59,819	59,942	59,364

Tangible book value	27,355	32,521	40,258
Less: Tangible AOCI	(10,911)	(7,363)	1,078

Tangible book value excluding tangible AOCI	$38,266	$39,884	$39,180

Denominator	415,020,484	418,474,087	426,572,612

Book value per share excluding mark-to-market	$135.54	$137.12	$134.70	-1.2%	0.6%
Tangible book value per share excluding mark-to-market	$86.66	$91.37	$89.09	-5.2%	-2.7%

Book value per share excluding AOCI	$144.13	$143.24	$139.16	0.6%	3.6%
Tangible book value per share excluding AOCI	$92.20	$95.31	$91.85	-3.3%	0.4%

(1)	We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 31

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

		North	North	North
		America	America	America	Overseas
		Commercial P&C	Personal P&C	Agricultural	General	Global		Total
Q3 2022		Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$3,036	$857	$1,425	$1,441	$311	$74	$7,144
Realized (gains) losses on crop derivatives		-	-	19	-	-	-	19

Adjusted losses and loss expenses	A	$3,036	$857	$1,444	$1,441	$311	$74	$7,163

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(598)	(274)	(31)	(98)	(157)	-	(1,158)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	55	-	55

Catastrophe losses, gross of related adjustments		(598)	(274)	(31)	(98)	(212)	-	(1,213)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		166	133	(9)	5	-	(73)	222
Net premiums earned adjustments on PPD - unfavorable (favorable)		80	-	-	-	-	-	80
Expense adjustments - unfavorable (favorable)		(1)	-	-	-	-	-	(1)
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	-	-	-

PPD, gross of related adjustments - favorable (unfavorable)		245	133	(9)	5	-	(73)	301

CAY loss and loss expense ex Cats	B	$2,683	$716	$1,404	$1,348	$99	$1	$6,251

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$855	$345	$71	$984	$67	$91	$2,413
Expense adjustments - favorable (unfavorable)		1	-	-	-	-	-	1

Policy acquisition costs and administrative expenses, adjusted	D	$856	$345	$71	$984	$67	$91	$2,414

Denominator
Net premiums earned	E	$4,283	$1,334	$1,673	$2,741	$255		$10,286
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	(55)		(55)
Net premiums earned adjustments on PPD - unfavorable (favorable)		80	-	-	-	-		80
PPD reinstatement premiums - unfavorable (favorable)		-	-	-	-	-		-

Net premiums earned excluding adjustments	F	$4,363	$1,334	$1,673	$2,741	$200		$10,311

P&C combined ratio
Loss and loss expense ratio	A/E	70.9%	64.2%	86.3%	52.6%	122.1%		69.6%
Policy acquisition cost and administrative expense ratio	C/E	20.0%	25.9%	4.3%	35.9%	26.3%		23.5%

P&C combined ratio		90.9%	90.1%	90.6%	88.5%	148.4%		93.1%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	61.5%	53.6%	84.0%	49.2%	49.6%		60.6%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	19.6%	25.9%	4.2%	35.9%	33.4%		23.4%

CAY P&C combined ratio ex Cats		81.1%	79.5%	88.2%	85.1%	83.0%		84.0%

Combined ratio
Combined ratio								92.9%
Add: impact of gains and losses on crop derivatives								0.2%

P&C combined ratio								93.1%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 32

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2022		North America Commercial P&C Insurance		North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$7,97	9	$2,343	$1,821	$4,054	$565	$275	$17,037
Realized (gains) losses on crop derivatives		-		-	9	-	-	-	9

Adjusted losses and loss expenses	A	$7,979		$2,343	$1,830	$4,054	$565	$275	$17,046

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(803)		(469)	(52)	(298)	(160)	-	(1,782)
Reinstatement premiums collected (expensed) on catastrophe losses		-		-	-	-	55	-	55

Catastrophe losses, gross of related adjustments		(803)		(469)	(52)	(298)	(215)	-	(1,837)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		561		187	17	238	(22)	(272)	709
Net premiums earned adjustments on PPD - unfavorable (favorable)		83		-	159	-	-	-	242
Expense adjustments - unfavorable (favorable)		4		-	(1)	-	-	-	3
PPD reinstatement premiums - unfavorable (favorable)		-		-	-	-	(2)	-	(2)

PPD, gross of related adjustments - favorable (unfavorable)		648		187	175	238	(24)	(272)	952

CAY loss and loss expense ex Cats	B	$7,824		$2,061	$1,953	$3,994	$326	$3	$16,161

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$2,515		$1,005	$115	$2,907	$205	$264	$7,011
Expense adjustments - favorable (unfavorable)		(4)		-	1	-	-	-	(3)

Policy acquisition costs and administrative expenses, adjusted	D	$2,511		$1,005	$116	$2,907	$205	$264	$7,008

Denominator
Net premiums earned	E	$12,645		$3,852	$2,217	$8,065	$712		$27,491
Reinstatement premiums (collected) expensed on catastrophe losses		-		-	-	-	(55)		(55)
Net premiums earned adjustments on PPD - unfavorable (favorable)		83		-	159	-	-		242
PPD reinstatement premiums - unfavorable (favorable)		-		-	-	-	(2)		(2)

Net premiums earned excluding adjustments	F	$12,728		$3,852	$2,376	$8,065	$655		$27,676

P&C combined ratio
Loss and loss expense ratio	A/E	63.1%		60.8%	82.5%	50.3%	79.4%		62.0%
Policy acquisition cost and administrative expense ratio	C/E	19.9%		26.1%	5.3%	36.0%	28.8%		25.5%

P&C combined ratio		83.0%		86.9%	87.8%	86.3%	108.2%		87.5%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	61.5%		53.5%	82.2%	49.5%	49.8%		58.4%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	19.7%		26.1%	4.9%	36.1%	31.2%		25.3%

CAY P&C combined ratio ex Cats		81.2%		79.6%	87.1%	85.6%	81.0%		83.7%

Combined ratio
Combined ratio									87.5%
Add: impact of gains and losses on crop derivatives									0.0%

P&C combined ratio									87.5%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 33

Chubb Limited

Non-GAAP Financial Measures - 6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q3 2021		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,754	$846	$1,128	$1,487	$192	$43	$6,450
Realized (gains) losses on crop derivatives		-	-	10	-	-	-	10

Adjusted losses and loss expenses	A	$2,754	$846	$1,138	$1,487	$192	$43	$6,460

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(472)	(397)	(8)	(188)	(81)	-	(1,146)
Reinstatement premiums collected (expensed) on catastrophe losses		-	-	-	-	12	-	12

Catastrophe losses, gross of related adjustments		(472)	(397)	(8)	(188)	(93)	-	(1,158)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		157	182	(7)	28	4	(43)	321
Net premiums earned adjustments on PPD - unfavorable (favorable)		56	-	-	-	-	-	56
Expense adjustments - unfavorable (favorable)		3	-	-	-	-	-	3
PPD reinstatement premiums - unfavorable (favorable)		-	(2)	-	-	3	-	1

PPD, gross of related adjustments - favorable (unfavorable)		216	180	(7)	28	7	(43)	381

CAY loss and loss expense ex Cats	B	$2,498	$629	$1,123	$1,327	$106	$-	$5,683

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$810	$327	$65	$969	$64	$99	$2,334
Expense adjustments - favorable (unfavorable)		(3)	-	-	-	-	-	(3)

Policy acquisition costs and administrative expenses, adjusted	D	$807	$327	$65	$969	$64	$99	$2,331

Denominator
Net premiums earned	E	$3,954	$1,244	$1,338	$2,664	$211		$9,411
Reinstatement premiums (collected) expensed on catastrophe losses		-	-	-	-	(12)		(12)
Net premiums earned adjustments on PPD - unfavorable (favorable)		56	-	-	-	-		56
PPD reinstatement premiums - unfavorable (favorable)		-	(2)	-	-	3		1

Net premiums earned excluding adjustments	F	$4,010	$1,242	$1,338	$2,664	$202		$9,456

P&C combined ratio
Loss and loss expense ratio	A/E	69.7%	68.0%	85.0%	55.8%	91.2%		68.6%
Policy acquisition cost and administrative expense ratio	C/E	20.4%	26.3%	4.9%	36.4%	30.2%		24.8%

P&C combined ratio		90.1%	94.3%	89.9%	92.2%	121.4%		93.4%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	62.3%	50.7%	84.0%	49.8%	52.0%		60.1%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.1%	26.3%	4.9%	36.4%	31.5%		24.7%

CAY P&C combined ratio ex Cats		82.4%	77.0%	88.9%	86.2%	83.5%		84.8%

Combined ratio
Combined ratio								93.3%
Add: impact of gains and losses on crop derivatives								0.1%

P&C combined ratio								93.4%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 34

Chubb Limited

Non-GAAP Financial Measures - 7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

		North	North	North
		America	America	America	Overseas
		Commercial P&C	Personal P&C	Agricultural	General	Global		Total
YTD 2021		Insurance	Insurance	Insurance	Insurance	Reinsurance	Corporate	P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$7,740	$2,341	$1,546	$3,936	$422	$141	$16,126
Realized (gains) losses on crop derivatives		-	-	8	-	-	-	8

Adjusted losses and loss expenses	A	$7,740	$2,341	$1,554	$3,936	$422	$141	$16,134

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(999)	(698)	(20)	(278)	(131)	-	(2,126)
Reinstatement premiums collected (expensed) on catastrophe losses		-	(16)	-	-	18	-	2

Catastrophe losses, gross of related adjustments		(999)	(682)	(20)	(278)	(149)	-	(2,128)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		440	266	(5)	209	11	(140)	781
Net premiums earned adjustments on PPD - unfavorable (favorable)		67	-	(2)	-	-	-	65
Expense adjustments - unfavorable (favorable)		6	-	-	-	-	-	6
PPD reinstatement premiums - unfavorable (favorable)		6	(1)	-	7	4	-	16

PPD, gross of related adjustments - favorable (unfavorable)		519	265	(7)	216	15	(140)	868

CAY loss and loss expense ex Cats	B	$7,260	$1,924	$1,527	$3,874	$288	$1	$14,874

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$2,312	$946	$110	$2,881	$174	$258	$6,681
Expense adjustments - favorable (unfavorable)		(6)	-	-	-	-	-	(6)

Policy acquisition costs and administrative expenses, adjusted	D	$2,306	$946	$110	$2,881	$174	$258	$6,675

Denominator
Net premiums earned	E	$11,431	$3,652	$1,858	$7,721	$583		$25,245
Reinstatement premiums (collected) expensed on catastrophe losses		-	16	-	-	(18)		(2)
Net premiums earned adjustments on PPD - unfavorable (favorable)		67	-	(2)	-	-		65
PPD reinstatement premiums - unfavorable (favorable)		6	(1)	-	7	4		16

Net premiums earned excluding adjustments	F	$11,504	$3,667	$1,856	$7,728	$569		$25,324

P&C combined ratio
Loss and loss expense ratio	A/E	67.7%	64.1%	83.6%	51.0%	72.4%		63.9%
Policy acquisition cost and administrative expense ratio	C/E	20.2%	25.9%	6.0%	37.3%	29.8%		26.5%

P&C combined ratio		87.9%	90.0%	89.6%	88.3%	102.2%		90.4%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	63.1%	52.5%	82.3%	50.1%	50.5%		58.7%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.1%	25.8%	5.9%	37.3%	30.5%		26.4%

CAY P&C combined ratio ex Cats		83.2%	78.3%	88.2%	87.4%	81.0%		85.1%

Combined ratio
Combined ratio								90.4%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								90.4%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 35

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the life business and including the realized gains and losses on the crop derivatives.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Adjusted net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Cigna integration expenses: Cigna integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Cigna acquisition. Cigna integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds, including from pandemics such as COVID-19. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

Segment income (loss) includes underwriting income (loss), adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

NM: Not meaningful.

Glossary	Page 36